Alcoa Logo Alcoa Logo 1 st Quarter 2010 Earnings Conference April 12, 2010 1 Exhibit 99.2

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Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2009, and other reports filed with the Securities and
Exchange Commission.
2

Alcoa Logo Alcoa Logo Chuck McLane Executive Vice President and Chief Financial Officer 3

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st
Quarter 2010 Financial Overview
Continued benefits from Cash Sustainability Initiatives
COGS % Sales of 82.1%, SGA % Sales of 4.9%
EBITDA of $596 million – highest since Q3’08
Loss from continuing operations
of $194 million, or
$0.19 per share
–
Restructuring and special items
total $295 million, or
$0.29 per share
– Net loss of $201 million, or $0.20 per share
Realized aluminum price up 8%; realized alumina price up 13%
Debt to Capital of
38.1%,
down 60 basis points
–
Total debt reduced to $9.75 billion; Cash on hand of $1.3 billion

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Revenue Change by Market
0%
5%
(6%)
39%
34%
(21%)
(32%)
1%
(16%)
(10%)
(22%)
40%
(6%)
18%
58%
(36%)
(24%)
(18%)
48%
102%
1Q’10 Third Party Revenue
Sequential
Change
Year-Over-Year
Change
5
14%
5%
6%
2%
6%
2%
12%
5%
13%
35%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

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Sequential Income Statement Summary

$ Millions
4Q’09 1Q’10 Change
Sales $5,433 $4,887 ($546)
Cost of Goods Sold $4,905 $4,013 ($892)
COGS % Sales 90.3% 82.1% (8.2 % pts.)
Selling, General Administrative, Other $291 $239 ($52)
SGA % Sales 5.4% 4.9% (0.5 % pts.)
Restructuring and Other Charges $69 $187 $118
Effective Tax Rate 34.8% (95.5%) N/A
Income (Loss) from Continuing Operations ($266) ($194) $72
Income (Loss) from Discontinued Operations ($11) ($7) $4

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1
st
Quarter Restructuring and Special Items
*Restructuring Related includes ($119) million of restructuring in the corporate segment and ($5) million of closure related inventory in COGS in the Alumina and Primary metal segments
$ Millions
After-Tax & Non-
Controlling Interests
Earnings
Per Share
Income Statement
Classification
Segment
Restructuring Related* ($124) ($0.12) -- --
Discrete Tax Items ($112) ($0.11) Taxes Corporate
Special Items: ($59) ($0.06) -- --
Mark -to-Market Power Contracts ($31) ($0.03) Other Income/Expense Corporate
Power Outages ($17) ($0.02)
Revenue &
Cost of Goods Sold
Alumina/Primary
Environmental Accrual ($11) ($0.01) Cost of Goods Sold Corporate
Total ($295) ($0.29)

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1
st
Quarter 2010 vs. 4th
Quarter 2009 Earnings Bridge
8
See appendix for reconciliation
$9
$121
($30)
$41
($33)
$0
$86
($101)
$8
$101
Income (Loss) from Continuing Operations excluding Restructuring & Other Special Items ($ millions)

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Sensitivity Summary

+/- $100/MT = +/- $200 million
LME Aluminum Annual Net Income Sensitivity
Currency Annual Net Income Sensitivity
+/- 10% versus USD
Australian $ +/- $75 million
Brazilian $ +/- $50 million
Euro € +/- $40 million
Canadian $ +/- $35 million

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Alumina
1
st
Quarter Highlights
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
10
1Q 09 4Q 09 1Q 10
Production (kmt) 3,445 3,897 3,866
3
rd
Party Shipments (kmt) 1,737 2,716 2,126
3
rd
Party Revenue ($MM) 430 760 638
ATOI ($MM) 35 19 72
Realized 3rd party Alumina price up 13%
Cash sustainability initiative benefits
Sao Luis power outage negatively impacted cost by
$10 million
Higher Juruti costs of $20 million
Pricing to follow two month lag on LME
Continued benefits from cash sustainability
initiatives
Potential labor disruptions in Australia
Production projected to increase by 100 KMT
1
st
Quarter Performance Bridge
$ Millions

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Primary Metals
1
st
Quarter Highlights 1
st
Quarter Business Conditions
2
nd
Quarter Outlook
11
1Q 09 4Q 09 1Q 10
Production (kmt) 880 897 889
3
rd
Party Shipments (kmt) 683 878 695
3
rd
Party Revenue ($MM) 844 1,900 1,702
3
rd
Party Price ($/MT) 1,567 2,155 2,331
ATOI ($MM) (212) (214) 123
Realized pricing up 8%
Positive currency impact of $14 million
Non-recurrence of Q4 ‘09 non-cash charge
related to Italy power decision
Productivity improvement of $15 million
Higher power costs, particularly in Italy
Rockdale outage negatively affected quarter by
$ 11 million
Pricing to follow 15-day lag
Continued benefits from cash sustainability
initiatives
Rockdale power station running below capacity
US labor negotiations
Production equal to first quarter
1
st
Quarter Performance Bridge
$ Millions

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Flat Rolled Products

2  Quarter Outlook
1 Quarter Business Conditions 1  Quarter Highlights
ATOI  $ Millions 1Q 09 4Q 09 1Q 10
Global Rolled Products,
excl Russia, China & Other
3 63 47
Russia, China & Other (64) (26) (17)
Total ATOI
(61) 37 30
Improved mix and pricing across every region
Decision to curtail sales in RPD drove lower
volumes
Gains from cash sustainability initiatives –
overhead reduction of 8% sequentially
Higher energy costs in North America and Russia
Continued benefits from cash sustainability
initiatives
Modest improvement in aerospace and industrial
markets
North American RPD volumes remain at low
levels
1  Quarter Performance Bridge
$ Millions
st st
st
nd
$37
$50 ( $41)
($2)  ( $6) $3
($11)
$30

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Engineered Products and Solutions
1
st
Quarter Business Conditions
2
nd
Quarter Outlook
1
st
Quarter Highlights
13
ATOI % Sales equal to year ago quarter despite
$200M decline in sales driven by strong
performance in cash sustainability initiatives
Volume improvements in Commercial Transport
and Industrial Products markets
Continued downward pressure in IGT and
Building and Construction markets
Continued benefits from cash sustainability
initiatives
Market conditions show slight improvement
Aerospace destocking slowly coming to an end
$ Millions 1Q 09 4Q 09 1Q 10
3
rd
Party Revenue 1,270 1,097 1,074
ATOI 95 57 81
ATOI % of Revenue 7.5% 5.2% 7.5%
1
st
Quarter Performance Bridge
$ Millions
$57 ($26)
$12
$34
$6 $81

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1
st
Quarter 2010 Cash Flow Overview
14
See appendix for free cash flow reconciliation
($ Millions) 1Q'09 4Q'09 1Q'10
Net Loss (487) ($268) ($179)
DD&A 283 369 358
Change in Working Capital 351 522 (336)
Pension Contributions (34) (26) (22)
Taxes / Other Adjustments (384) 527 378
Cash From Operations (271) $1,124 $199
Dividends to Shareholders (137) (30) (32)
Change in Debt (305) (286) (42)
Dividends to  Noncontrolling Interest (77) (47) (72)
Contributions from Noncontrolling Interest 159 153 27
Other Financing Activities 863 0 (61)
Cash From Financing Activities 503 ($210) ($180)
Capital Expenditures (471) (363) (221)
Other Investing Activities 607 (137) 13
Cash From Investing Activities 136 (500) (208)

We Are Focused on Achieving Our 2010 Goals

Procurement reduction of $2.5 billion
Overhead reduction of $500 million
Capital expenditures of $1.25 billion
Days Working Capital reduction of 2 days
Driving Positive Free Cash Flow

Alcoa Logo Alcoa Logo Klaus Kleinfeld President and Chief Executive Officer 16

Alcoa Logo Market Conditions in 2010 Alcoa End Markets: Current Assessment of 2010 vs. 2009 Conditions Source: Alcoa analysis 17

Alcoa Logo Global Physical Demand to Rise 10% in 2010 18

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Inventories Flat As Stable Demand Drives Premiums Higher
Source: Bloomberg, IAI
Global inventory days of consumption and regional premiums
45%
118%
266%
66 days of
consumption
LME at 47
days
Non-LME at
19 days
$135 / MT
$136 / MT
$124 / MT
19
0
10
20
30
40
50
60
70
80
LME
Shanghai
Japan Port
Producer
0%
50%
100%
150%
200%
250%
300%
350%
400%
Midwest
Japan
Europe
Regional Premium (1-Year Change)

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2010 Annualized Run Rate 23,150
2010  Restarts or Curtailments (365)
2010 Brown/Greenfield Expansion 745
Total Supply 23,530
Demand (22,500)
Exports to China, Net (200)
Net Surplus 830
China Western World
2010 Primary Aluminum Surplus Is Manageable
(in kmt)
2010 Annualized Run Rate 16,100
2010 Restarts or Curtailments 0
2010 Brown//Greenfield Expansion 200
Total Supply 16,300
Demand (16,100)
Imports from West, Net 200
Net Surplus 400
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI

Surplus
Surplus

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2010E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa estimates, CRU, CNIA, IAI
2010 Global Alumina in Balance
China Western World
21
2010 Annualized Run Rate 27,000
Imports from Western World 5,400
Supply 32,400
Demand (32,400)
(Deficit) / Surplus 0
2010 Annualized Run Rate 51,000
Exports to China (5,400)
Supply 45,600
Demand  (45,400)
(Deficit) / Surplus 200
Balanced

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72
62
44
48
68
75
110
104
81
20
49
1,549
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,136
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10
0 20,000 40,000 60,000 80,000 100,000
Cumulative Production KMT
Significant Value Creation From The Alumina Leader
Alumina financial and strategic overview
Global Refining Cost Curve
LME EBITDA/MT
Ma’aden
1st Percentile
Online 2014
EBITDA  per Metric Ton
22
Source : CRU; Alcoa Analysis
50
th
Percentile = $232/MT
~50% increase
in midpoint
since 2000
Average =
~$70/MT
50
th
Percentile = $140MT
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Alcoa
25
th
Percentile
2000
2009
Tight Market, Rising Cost = Higher Alumina % LME
Alcoa 3
rd
Party Alumina Sales % LME
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Streamlined Primary Metals Poised to Drive EBITDA
Primary Metals financial and strategic overview
Global Primary Cost Curve EBITDA  per Metric Ton
LME EBITDA/MT
23
Future Capacity Growth Challenged
Aluminum Demand (MMT)
Requires  2.3 MMT per Year
3x
Ma’aden Smelters per Year
4x
Sao Luis Expansions per Year
20
New Gas Turbines per Year
50     Percentile = $1,755/MT
50     Percentile = $1,183/MT
2009
Ma’aden
1st Percentile
Online 2013
45     Percentile
Source : CRU; Alcoa Analysis
0 10,000 20,000 30,000 40,000 50,000
Cumulative Production KMT
38.5
68.0
2010 2018
~50% increase
in midpoint
since 2000
6%
CAGR
~$30 Billion per Year
2000
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th
th
th
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Alcoa

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Rolled Products Positioned to Substantially Improve Returns
– Russian can sheet mill fully operational in 2010
– China  Bohai mill on schedule for full ramp-up by 2011
– Lowest conversion cost Ma’aden mill on-line in 2013
– Strengthened positions in aerospace, can sheet,
lithographic sheet
– Exited global foil business
– Headcount reduced by 5,000 FTEs since 2008
– Overhead $140 million lower than 2008
Global Flat Rolled Products financial and strategic overview
2009 3
rd
Party Sales by Market Segment EBITDA & EBITDA % Sales
Strategic Position
24
573 541 495 479 531 620 536 498 254 224 107
EBITDA $Millions
EBITDA % Sales
11% 11% 11%
10%
9% 9%
6%
5%
3%
4%
7%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10
Distribution
10%
Automotive
4%
B&C
5%
Commercial
Transport
3%
Industrial
/Other
13%
Aerospace
12%
Packaging
53%
75%
Utilization

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EPS Strong Platform for Profitable Growth
– Focused the portfolio on strategic segments
– 85% of sales are from #1 or #2 market leaders
– $440 million of productivity improvement in 2009
– Aerospace destocking is improving
– Significant profit accelerators for the future
– 787/A380
– Joint Strike Fighter
– Heavy Truck market recovery
– Rapidly integrated 2 fastener acquisitions
Engineered Products & Solutions financial and strategic overview
2009 3
rd
Party Sales by Market Segment EBITDA & EBITDA % Sales
Strategic Position
25
368 436 287 356 495 536 676 783 922 630 152
EBITDA $Millions
EBITDA % Sales
11% 11%
8%
9%
12%
11%
12%
13%
15%
13%
14%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1'10
Aerospace
47%
IGT
14%
B&C
20%
Commercial
Transport
4%
Automotive
10%
Other
5%
70%
Utilization
65%
Utilization

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Aggressively Pursuing 2010 Operational Targets

Procurement Overhead
$500
Total Capex*
$1,250
Working Capital
35
2010 Cash Sustainability Operational Targets and Actual Performance
$ Millions
$127
$281
42
$ Millions $ Millions Days Working Capital
$2,500
$505
2010
YTD
2010
Target
2010
YTD
2010
Target
2010
YTD
2010
Target
2010
YTD
2010
Target
*Total Capex includes investments in Ma’aden project

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Alcoa Driving Near-term and Long-term Shareholder Value

– End-markets improving
– Aluminum demand to rise 10%
in 2010
– Global alumina
supply/demand in balance
– Global primary metal surplus
of 12 days
– Overhead cost reduction
target of $500 million
– Procurement cost reduction
target of $2.5 billion
– Divested underperforming
businesses
– Strengthened balance sheet
Environment Stabilized Exceeding Goals Growing Profitably
– Global alumina leader
leveraging lowest cost
production base
– Global aluminum leader
reducing cost position
– Alcoa Rolled Products leading
profitability revitalization
– EPS expanding market
leadership and competitive
distance
Momentum Execution Growth

Alcoa Logo Matthew E. Garth Director, Investor Relations A 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 28

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Effective Tax Rate
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.
30
$ Millions
1Q’09
(Loss) income from continuing operations before income taxes ($88)
Provision for income taxes $84
Effective tax rate as reported (95.5%)
Discrete tax provisions:
Medicare Part D - $79
Transaction-related and other items - $33
Subtotal - Discrete tax (benefits) provisions $112
(Benefit) Provision for income taxes excluding discrete tax (benefits) provisions ($28)
Effective tax rate excluding discrete tax (benefits) provisions 31.8%

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Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa
31
(in millions)
1Q09 2Q09 3Q09 4Q09 2009 1Q10
   Total segment ATOI $    (143) $    (132) $     142  $    (101) $    (234) $     306
   Unallocated amounts (net of tax):
      Impact of LIFO 29 39 80 87 235 (14)
      Interest income 1 8 (1) 4 12 3
      Interest expense (74) (75) (78) (79) (306) (77)
      Noncontrolling interests (10) 5 (47) (9) (61) (22)
      Corporate expense (71) (70) (71) (92) (304) (67)
      Restructuring and other charges (46) (56) (3) (50) (155) (122)
      Discontinued operations (17) (142) 4 (11) (166) (7)
      Other (166) (31) 51 (26) (172) (201)
   Consolidated net (loss) income attributable to
Alcoa $    (497) $    (454) $       77 $    (277) $ (1,151) $    (201)

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Reconciliation of Alcoa EBITDA

(in millions)
Quarter ended
March 31,
2010
Net loss attributable to Alcoa $   (201)
Add:
Net income attributable to noncontrolling interests 22
Loss from discontinued operations 7
Provision for income taxes 84
Other expenses, net 21
Interest expense 118
Restructuring and other charges        187
Provision for depreciation, depletion, and
amortization
     358
Earnings before interest, taxes, and depreciation
and amortization (EBITDA)
$    596
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses;
Research and development expenses; and Provision for depreciation, depletion, and amortization.  EBITDA is a non-
GAAP financial measure.  Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The EBITDA presented may not be comparable to similarly titled measures of other companies.

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Reconciliation of Adjusted Income

(in millions)
Quarter ended
December 31,
2009
March 31,
2010
Net loss attributable
to Alcoa $    (277)      $    (201)
Loss from
discontinued
operations (11) (7)
Loss from continuing
operations
attributable to Alcoa (266) (194)
Restructuring and
other charges 49 119
Discrete tax items* (82) 112
Special items** 308 64
Income from
continuing
operations
attributable to Alcoa
– as adjusted
$    9 $     101
Income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Loss from continuing operations attributable to Alcoa determined under GAAP as well as Income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following: charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in Russia, China, and Italy ($22) (will be offset in future 2010 quarters), interest due to the IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the Transportation Products Europe business ($5) for the quarter ended March 31, 2010; and a benefit for the reorganization of an equity investment in Canada (-$71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in Iceland (-$31), and a benefit for the reversal of a valuation allowance on net operating losses in Norway (-$21) for the quarter ended December 31, 2009.
** Special items include the following: charges related to unfavorable mark-to-market changes in derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the Grasse River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5) for the quarter ended March 31, 2010;
and charges related to a recent European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax settlement related to an equity investment in Brazil ($24), an estimated loss on excess power at our Intalco smelter ($19), and an environmental accrual for smelters in Italy ($15) for the quarter ended December 31, 2009.

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Reconciliation of Alumina EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10
Alumina
After-tax operating
income (ATOI) $     585 $     471 $     315 $     415 $     632 $     682 $  1,050 $     956 $     727 $   112 $       72
Add:
Depreciation,
depletion, and
amortization 163 144 139 147 153 172 192 267 268 292 92
Equity (income)
loss (3) (1) (1) – (1) – 2 (1) (7) (8) (2)
Income taxes 279 184 130 161 240 246 428 340 277 (22) 27
Other (12) (17) (14) (55) (46) (8) (6) 2 (26) (92) 1
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA) $ 1,012 $ 781 $ 569 $ 668 $ 978 $ 1,092 $ 1,666 $ 1,564 $ 1,239 $ 282 $ 190
Production
(thousand metric
tons) (kmt) 13,968 12,527 13,027 13,841 14,343 14,598 15,128 15,084 15,256 14,265 3,866
EBITDA/Production
($ per metric ton) 72 62 44 48 68 75 110 104 81 20 49
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The EBITDA presented may not be comparable to similarly titled measures of other companies.

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Reconciliation of Primary Metals EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10
Primary Metals
After-tax operating
income (ATOI) $  1,000 $     905 $     650 $     657 $     808 $     822 $  1,760 $  1,445 $     931 $    (612) $     123
Add:
Depreciation,
depletion, and
amortization 311 327 300 310 326 368 395 410 503 560 147
Equity (income)
loss (50) (52) (44) (55) (58) 12 (82) (57) (2) 26 –
Income taxes 505 434 266 256 314 307 726 542 172 (365) 18
Other (41) (8) (47) 12 20 (96) (13) (27) (32) (176) 1
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA) $  1,725 $ 1,606 $ 1,125 $ 1,180 $ 1,410 $ 1,413 $  2,786 $  2,313 $ 1,572 $    (567) $ 289
Production
(thousand metric
tons) (kmt) 3,539 3,488 3,500 3,508 3,376 3,554 3,552 3,693 4,007 3,564 889
EBITDA/Production
($ per metric ton) 487 460 321 336 418 398 784 626 392 (159) 325
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The EBITDA presented may not be comparable to similarly titled measures of other companies.

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Reconciliation of Flat-Rolled Products EBITDA

($ in millions)
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10
Flat-Rolled
Products
After-tax operating
income (ATOI) $     296 $     253 $     225 $     222 $     254 $     278 $     233 $     178 $ (3) $      (49) $       30
Add:
Depreciation,
depletion, and
amortization 153 167 184 190 200 220 223 227 216 227 59
Equity (income)
loss (3) 2 4 1 1 – 2 – – – –
Income taxes 126 124 90 71 75 121 58 92 35 48 18
Other 1 (5) (8) (5) 1 1 20 1 6 (2) –
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA) $     573 $ 541 $ 495 $ 479 $ 531 $ 620 $      536 $     498 $ 254 $     224 $ 107
Total sales $  5,167 $  4,868 $  4,571 $  4,768 $  6,042 $  7,081 $  8,610 $  9,597 $  9,184 $  6,182 $  1,481
EBITDA/Total
sales 11% 11% 11% 10% 9% 9% 6% 5% 3% 4% 7%
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items:
Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The EBITDA presented may not be comparable to similarly titled measures of other companies.

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Reconciliation of Engineered Products and Solutions EBITDA

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10
Engineered
Products and
Solutions
After-tax operating
income (ATOI) $     125 $     189 $       63 $     124 $     156 $     271 $     365 $     435 $     533 $     315 $       81
Add:
Depreciation,
depletion, and
amortization 165 186 150 166 168 160 152 163 165 177 41
Equity (income)
loss (1) – – – – – 6 – – (2) (1)
Income taxes 79 61 39 55 65 116 155 192 222 139 31
Other – – 35 11 106 (11) (2) (7) 2 1 –
Earnings before
interest, taxes,
depreciation, and
amortization
(EBITDA) $     368 $ 436 $ 287 $ 356 $ 495 $ 536 $      676 $     783 $ 922 $     630 $ 152
Total sales $  3,386 $  4,141 $  3,492 $  3,905 $  4,283 $  4,773 $  5,428 $  5,834 $  6,199 $  4,689 $  1,074
EBITDA/Total
sales 11% 11% 8% 9% 12% 11% 12% 13% 15% 13% 14%
Alcoa’s definition of EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The
Other line in the table above includes gains/losses on asset sales and other nonoperating items.  EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The EBITDA presented may not be comparable to similarly titled measures of other companies.